Exhibit 10.1

FIRST AMENDMENT TO LETTER AGREEMENT

This First Amendment to the Letter Agreement (this “Amendment”), is made and entered into as of March 28, 2008, by and among IXI MOBILE (R&D) LTD., an Israeli limited liability company, (the “Company”) IXI MOBILE, INC., a Delaware corporation (the “Parent Guarantor”), and GEMINI ISRAEL III LIMITED PARTNERSHIP, GEMINI ISRAEL III PARALLEL FUND LIMITED PARTNERSHIP, GEMINI ISRAEL III OVERFLOW FUND LIMITED PARTNERSHIP, GEMINI PARTNER INVESTORS LIMITED PARTNERSHIP (collectively, "Gemini"). The parties hereby agree as follows:

RECITALS

WHEREAS, the Company, the Parent Guarantor and the Lender have previously entered into that certain Letter Agreement dated as of March 28, 2007, (the “Letter Agreement”); and

WHEREAS, The parties acknowledge that as of March 31, 2008, the sum of $2,000,000 will be owing as outstanding loan to the Lenders and the sum of $195,616 will be owing as accrued and unpaid interest thereon to the Lenders. The parties agree that such accrued and unpaid interest shall from and after April 1, 2008 be capitalized and treated as principal such that for all purposes under this Amendment the amount of loan outstanding after giving effect hereto shall be $2,195,616 (“Loan Amount”).

WHEREAS, the parties now wish to further amend the Letter Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Unless otherwise defined below, all capitalized terms herein shall have the meanings assigned to such terms in the Letter Agreement

1. Amendment of the Letter Agreement.

1.1 Section 1.2 of the Letter Agreement is hereby amended and restated in its entirety to read as follows:

"1.2 Interest.

The Loan Amount shall bear an annual interest at a rate of 10% per annum until March 31, 2008 and 20% thereafter, compounded annually on the basis of 365 days a year (the “Interest”). The amount of interest payable shall be added to, and deemed for all purposes of, the loan to constitute a portion of the principal amount of the loan outstanding as of March 31, 2008. Notwithstanding any other provision hereof, the amount of interest payable hereunder shall not in any event exceed the maximum amount permitted by the law applicable to interest charged on commercial loans. Accrued and unpaid interest on any portion of the principal amount of the loan outstanding shall be payable on the Maturity Date. In any event, all unpaid principal and accrued and unpaid interest through the Maturity Date shall be due and payable in full upon a change of control of the Company or the Parent Guarantor without the prior written consent of the Lenders which is prohibited by Section 7.11(1) of that certain Loan Agreement dated June 19, 2006, or on the Maturity Date.

1.2 Section 1.4 of the Letter Agreement is hereby amended and restated in its entirety to read as follows:

1.4 Repayment of Loan Amount

All payment obligations to the Lenders under the Letter Agreements shall be due and payable on the earlier to occur of: (i) the acceleration of the Loans in accordance with the terms of this Agreement, including Section 1.2 above; and (ii) June 5, 2010 (subsections (i) and (ii) to be referred to herein as the “Maturity Date”)

2. No Other Modifications. Except as expressly set forth herein, all other terms and conditions of the Letter Agreement shall remain in full force and effect.

3. Miscellaneous.

3.1 Counterparts; Fax Signatures. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same Amendment. Originally executed counterparts may be delivered by facsimile and any such delivery shall be valid for all purposes as delivery of a manual signature and equally admissible in any legal proceedings to which any of the Company, the Parent Guarantor, or the Lender is a party.

3.2 Severability. If any provision of this Amendment or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, the remaining provisions of this Amendment shall be interpreted so as best to reasonably effect the intent of the parties hereto.

3.3 Entire Agreement. This Amendment, together with the Letter Agreement and all exhibits hereto and thereto, constitute the entire understanding and agreement of the parties with respect to the transactions contemplated herein and supersede all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such transactions.

3.4 Governing Law; Forum. This Amendment shall be governed in all respects by Section 8 of the Letter Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Letter Agreement as of the date first written above.

IXI MOBILE (R&D) LTD.
By:/s/ Lihi Segal

Name: Lihi Segal

Title: CFO

IXI MOBILE, INC.
By:/s/ Lihi Segal

Name: Lihi Segal

Title: CFO

[Signature Page to First Amendment to Letter Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Letter Agreement as of the date first written above.

GEMINI ISRAEL III LIMITED PARTNERSHIP
by its general partner Gemini Capital Associates III L.P.,
by its general partner Gemini Israel Funds Ltd.

By: /s/ Yossi Sela
Name: Yossi Sela
Title: Managing Partner

By: /s/ David Cohen
Name: David Cohen
Title: CFO

GEMINI ISRAEL III PARALLEL FUND LIMITED PARTNERSHIP
by its general partner Gemini Capital Associates III, L.P.
by its general partner Gemini Israel Funds Ltd.

By: /s/ Yossi Sela
Name: Yossi Sela
Title: Managing Partner

By: /s/ David Cohen
Name: David Cohen
Title: CFO

GEMINI ISRAEL III OVERFLOW FUND LIMITED PARTNERSHIP
by its general partner Gemini Capital Associates III L.P.,
by its general partner Gemini Israel Funds Ltd.

By: /s/ Yossi Sela
Name: Yossi Sela
Title: Managing Partner

By: /s/ David Cohen
Name: David Cohen
Title: CFO

GEMINI PARTNER INVESTORS LIMITED PARTNERSHIP
by its general partner Gemini Israel Funds Ltd.

By: /s/ Yossi Sela
Name: Yossi Sela
Title: Managing Partner

By: /s/ David Cohen
Name: David Cohen
Title: CFO

[Signature Page to First Amendment to Letter Agreement]